UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2011


                          SUNRIDGE INTERNATIONAL, iNC.
             (Exact name of registrant as specified in its charter)

           Nevada                      001-31669                 98-0348905
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

                             16857 E. Saguaro Blvd.
                          Fountain Hills, Arizona 85268
               (Address of principal executive offices) (Zip Code)

                                 (480) 837-6165
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (c) The Company has announced that Charles B. Mathews, 47, has been appointed to serve as Chief Financial Officer of the Company, effective March 7, 2011.

     Mr. Mathews brings more than 18 years of accounting and management experience to the Company. He serves as the managing principal of Mathews & Mann, LLC, an accounting and business consulting firm in Phoenix, Arizona. Mr. Mathews is CFO at Global Entertainment Corporation, a public company that, through its subsidiaries, operates as an integrated event and entertainment company in the United States. From December 2007 to March 2009, Mr. Mathews was Interim CFO of Education 2020, a virtual education company focused on students in grades 6-12. From March 2004 to November 2007, Mr. Mathews was Executive Vice President and Chief Financial Officer of Quepasa Corporation, a publicly traded leading Hispanic internet portal. Mr. Mathews has extensive experience in helping companies with turn-around situations and corporate restructuring. Mr. Mathews, a Certified Public Accountant, has a B.A. in Business Administration from Alaska Pacific University and an M.B.A. from Arizona State University.

     There are no arrangements or understandings between Mr. Mathews and any other person pursuant to which Mr. Mathews was selected to serve as Chief Financial Officer of the Company. There are no family relationships between Mr. Mathews and any director or executive officer of the Company. There has been no transaction, nor are there any proposed transactions, between the Company and Mr. Mathews that would require disclosure pursuant to Item 404(a) of Regulation S-K.

     The Company and Mr. Mathews entered into an engagement letter dated March 8, 2011, which provides that Mr. Mathews shall provide certain services for the Company with an initial base compensation of $3,000 per month and 100,000 shares of the Company's common stock. Mr. Mathews will be eligible for expense and travel reimbursement consistent with the Company's other employees.

     A copy of the press release announcing Mr. Mathews' appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number                     Description
------                     -----------

 99.1            Press release dated March 9, 2011.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUNRIDGE INTERNATIONAL, INC.


Date: March 9, 2011                    By: /s/ G. Richard Smith
                                           -------------------------------------
                                           G. Richard Smith
                                           President and Chief Executive Officer


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